                                                                    Exhibit 10.C




                                      LEASE
                                      -----

         THIS INDENTURE OF LEASE, made at the City of Mentor, County of Lake and State of Ohio as of the 1st day of May 1997 by and between RICHARD M OSBORNE, TRUSTEE, Richard M Osborne Trust under Restated Agreement dated January 13 1995 (the "Lessor"), and GREAT LAKES BANK, an Ohio corporation, (the "Lessee").

                                   WITNESSETH
                                   ----------

PREMISES TO BE LEASED:
----------------------

         1. The Lessor, in consideration of the rents to be paid and the covenants and agreements to be performed by the Lessee, does hereby lease unto the Lessee the following described premises to be constructed by Lessor for leasing to Lessee, all for which are hereinafter referred to as the "Premises":

            The one story brick and block building containing approximately 2600 square feet of office space, together with all landscaped areas, parking areas, driveways, sidewalks and all appurtenances thereto, the common address of which is 29933 Euclid Avenue, Wickliffe, Ohio 44094.

USE:
----

         2. Said Premises may be used and occupied by Lessee for all purposes consistent with the City of Wickliffe Zoning Code.

TERM:
-----

         3. To have and to hold the Premises with all appurtenances thereto and improvements thereon for a period of ten (10) years commencing May 1, 1997 and expiring at midnight upon termination of ten (10) consecutive years thereafter.

RENTAL:
-------

         4. Lessee shall pay Annual Base Rent for the Premises based upon its stated square footage as reflected in the Premises To Be Leased Section hereof at a rate of $12.00 per square foot per year for a total of THIRTY ONE THOUSAND TWO HUNDRED DOLLARS ($31,200.00) Annual Base Rent, to be paid monthly in advance in twelve equal monthly installments of TWENTY SIX HUNDRED DOLLARS ($2,600.00) on the first day of each and every month (prorated for the first and last months as applicable).

TAXES AND ASSESSMENTS:
----------------------

         5. (a) Lessee shall pay to Lessor as additional rent during the Lease term all real estate taxes and/or assessments levied and assessed on the Premises from and after the commencement date hereof. Lessor shall provide Lessee with a statement within ten (10) days after receipt of any real estate tax or assessment bill applicable to the Premises, and Lessee shall within ten
(10) days after receipt of the itemized statement pay such amount directly to the appropriate taxing authority and provide Lessor with a paid receipt with respect thereto.

            (b) Lessee and Lessor shall have the concurrent right to oppose any taxes. Said right of opposition shall not relieve Lessee of the obligation to pay said taxes, but shall permit Lessee to take the necessary legal action to obtain a refund on the account of any adjustment which it is able to obtain.

            (c) Lessee shall pay prior to delinquency all taxes, assessments, license fees and other public charges levied, assessed or imposed which are due and payable during the term of this Lease upon any trade fixtures, furnishings, equipment and all other personal property of Lessee installed or located in the Premises directly to the appropriate governmental entity having jurisdiction over Lessee or Lessee's property.

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FACILITIES:
-----------

         6. Lessee has examined and knows the condition of the leased Premises and accepts the same in its present condition, and acknowledges that Lessor has made no representations or warranties except as set forth herein.

INSURANCE AND INDEMNITY:
------------------------

         7. (a) Lessee agrees to carry at its own expense, or cause to be carried, throughout the term of this Lease, public liability insurance covering the Premises and Lessee's use thereof, in companies and in form satisfactory to Lessor with minimums of $1,000,000 on account of bodily injury to or death of one person as a result of any occurrence, and $2,000,000 on account of bodily injuries to or death of more than one person as a result of any occurrence, and $1,000,000 coverage for property damage, and to deposit said policy or policies (or certificates thereof) with Lessor prior to the date of any use or occupancy of the Premises by Lessee, which policy or policies shall name Lessor and Lessee as insured, and shall bear endorsements to the effect that the insurer agrees to notify Lessor not less than ten (10) days in advance of any modification or cancellation thereof. Should Lessee fail to carry such public liability insurance, Lessor may, at its option (but shall not be required to do so), cause public liability insurance as aforesaid to be issued, and in such event, Lessee agrees to pay the premium for such insurance promptly upon Lessor's demand. Lessee may provide any portion or all of the insurance coverage referred to in this section pursuant to blanket policies, certificates of which shall be deposited with Lessor.

                  (b) Lessor shall, at Lessee's cost and expense, maintain and keep in full force and effect during any term of this Lease, fire and extended coverage insurance upon the building and improvements comprising the Premises to the full amount of the insurable value thereof, exclusive of foundations, excavations and similar items not subject to exposure. At Lessee's request, a memorandum or certificate of such policy or policies shall be delivered to Lessee. The premium for all such insurance shall be charged to Lessee and paid as additional rent by Lessee within fifteen (15) days of the receipt of an invoice thereof.

                  (c) Commencing on the date that Lessee shall enter upon the Premises, Lessee will indemnify Lessor and hold Lessor harmless from and against all claims, actions, demands, expenses and judgments for loss, damage or injury to property or persons resulting or occurring by reason of the use or the occupancy of the Premises by Lessee to the extent of such loss, damage or injury is not covered by Lessee's insurance. If Lessor shall be made a party to any litigation commenced by or against Lessee, Lessee shall protect and hold Lessor harmless and pay all costs, expense and reasonable attorney fees incurred or paid by Lessor in connection with such litigation.

WAIVER OF SUBROGATION
---------------------

         8. Lessor and Lessee each mutually waive their rights against the other for any loss or damage caused by perils for which insurance protection could be obtained through standard fire, extended coverage, vandalism and where applicable sprinkler leakage coverage contract of insurance, notwithstanding that said damage or destruction shall result from the negligence of any or all of the parties in whose favor this agreement operates.

REPAIRS BY LESSEE:
------------------

         9. Lessee shall keep and maintain the interior of the Premises in good condition and repair. Lessee shall comply with the directions of proper public officers as to the maintenance of the Premises and shall comply with all health and policy regulations applicable to or affecting the interior of the Premises.

REPAIRS BY LESSOR:
------------------

         10. Lessor will keep and maintain the exterior of the Premises, including the structural portions and roof of the Premises.

WAIVER OF LIABILITY:
--------------------

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         11. Lessor shall not be liable for any damage caused by reason of failure to keep the Premises in repair by or through plumbing, gas, water, steam or other pipes or sewers, cistern tank, washstand, toilet or other receptacles in or about such Premises, nor for any damage caused by way of snow or ice entering through the roof, walls, or otherwise, nor from any damage arising from the acts of the Lessee or other tenants of the adjoining or contiguous properties.

UTILITIES:
----------

         12. Lessee shall promptly pay for all utilities used by it in connection with the Premises during the term of the Lease, including but not limited to water, sewage, gas, electric and telephone charges.

ALTERATIONS BY LESSEE:
----------------------

         13. Lessee shall have the right to install any equipment or other improvements needed for the conducting of its business, including the erection of temporary partitions, bins, equipment and shelving, which items shall remain the property of Lessee and be removed from the leased Premises by Lessee during or at the expiration of this Lease, or any extensions thereof. Lessee shall be responsible for and make all repairs resulting from the damage or defacement of the leased Premises by the removal of its property during or at the termination of this Lease or any extensions thereof.

REPAIR AFTER CASUALTY:
----------------------

         14. If the Premises shall be destroyed or so injured by any cause to be unfit in whole or in part for occupancy and such destruction or injury could reasonably be repaired within one hundred eighty (180) days from the happening of such destruction or injury, then Lessee shall not be entitled to surrender possession of the Premises, nor shall Lessee's liability to pay rent under this Lease cease without the mutual consent of the parties thereto; but in case of any such destruction or injury Lessor shall repair the same with all reasonable speed and shall complete such repairs within one hundred eighty (180) days from the happening of such injury, and if during such period Lessee shall be unable to use all or any portion of the Premises, a proportionate allowance shall be made to Lessee from the rent corresponding to the time during which and to the portion of the Premises of which Lessee shall be so deprived of the use on account thereof.

                  If such destruction or injury cannot reasonably be repaired within one hundred eighty (180) days from the happening thereof, Lessor shall notify Lessee within sixty (60) days after the happening of such destruction or injury whether or not Lessor will repair or rebuild. If Lessor shall elect to repair or rebuild, Lessor shall specify the time within which such repairs or reconstruction will be completed, and Lessee shall have the option, within thirty (30) days after the receipt of such notice, to elect either to terminate this Lease and further liability hereunder or to extend the term of this Lease for a period of time equivalent to the time from the happening of such destruction or injury until the Premises are restored to their former condition within the time specified in the notice, and Lessee shall not be liable to pay rent for the period from the time of such destruction or injury until the Premises are so restored to their former condition.

                  In addition to all other rights to cancel or terminate this Lease, if the Premises are destroyed or damaged during the last two (2) years of the term of this Lease, or any extension thereof, to the extent of fifty percent (50%) or more of the then value of the Premises, the Lessor shall have the right to cancel and terminate the Lease as of the day of such damage or destruction by giving written notice thereof within thirty (30) days after the date of said damage or destruction.

EMINENT DOMAIN:
---------------

         15. In the event the entire Premises shall be taken by condemnation or right of eminent domain, this Lease shall terminate as of the day possession shall be taken by the taking authority, and Lessor and Lessee shall be released from any further liability hereunder thereafter accruing.


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                  In the event only a portion of the Premises shall be taken by condemnation or right of eminent domain and such position to take renders the balance unsuitable for the use hereinabove set forth, either the Lessor or the Lessee shall be entitled to terminate this Lease, such termination to become effective as the of the date possession shall be taken, provided thirty (30) days notice in writing of such termination is given. If, in such event, this Lease is not terminated, the Lessor agrees to restore the Premises with reasonable speed to an architectural unit as nearly like its condition prior to such taking as shall be practicable and if, during the work of restoration, Lessee is deprived of all or part of the use of the Premises, an appropriate reduction of rent, depending on the time during which and the portion of said Premises of which Lessee is deprived, shall be granted. All damages awarded for the taking of the Premises in whole or in part shall be paid to Lessor without any claim by Lessee.

DEFAULT BY LESSEE:
------------------

         16. If Lessee shall at any time be in default in the payment of rent herein reserved or in the performance of any of the covenants, terms conditions or provisions of this Lease, and Lessee shall fail to remedy such default within twenty (20) days after receipt of notice thereof if the default relates to matters other than the payment of rent, or if there shall be filed by or against Lessee in any Court pursuant to any statute either of the United States or of any state, a Petition in Bankruptcy or Insolvency or for reorganization or for the appointment of a Receiver or a Trustee of all or a portion of the Lessee's property or if the Lessee makes an assignment for the benefit of creditors, or if there is an assignment by operation of law if any execution or attachment shall be levied upon any of the Lessee's property, or occupied by someone other than the Lessor, or if a receiver of any property of Lessee in or upon the Premises, be appointed in any action, suit or proceeding by or against Lessee and not removed within thirty (30) days after appointment, or if the interest of Lessee in the Premises shall be offered for sale or sold under execution or other legal process, Lessor in addition to all of the remedies given to Lessor in law or in equity, may by written notice to Lessee terminate this Lease, or without terminating this Lease re-enter the Premises by summary proceedings or otherwise, and in any event may dispossess the Lessee, it being the understanding that under no circumstances is the Lease to be an asset for Lessee's creditors by operation of law or otherwise. In the event of such re-entry, Lessor may relet the Premises without being obligated so to do, and in the event of reletting may apply the rent therefrom, first to the payment of Lessor's expenses, including attorney fees incurred by reason of Lessee's default and the expense of reletting, including but not limited to the repairs, renovation or alteration of the Premises, and then to the repayment of rent and all other sums due from Lessee hereunder, Lessee remaining liable for any deficiency.

                  In the event of a default or threatened default by Lessee of any of the terms, provisions, covenants, conditions, rules and regulations of the Lease, Lessor shall have the right to invoke any remedy permitted by Lessor in law or in equity. All remedies available to Lessor are declared to be cumulative and concurrent. No termination of this Lease or any taking or recovering or possession of the Premises shall deprive Lessor of any of its past or future rent, nor shall the bringing of any action for rent or other default be construed as a waiver of the right to take possession of the Premises.

                  If the Lessee shall not remove all effects from the Premises after termination of the Lease following default by Lessee or after Lessor shall secure possession of the Premises after default by Lessee, then Lessor may, at its option, remove all Lessee's effects from the Premises and shall store the same without liability for loss thereof. Lessee shall be liable to Lessor for all expenses incurred in such removal and storage of said effects.

LESSEE'S ADDITIONAL COVENANTS:
------------------------------

         17.      Lessee additionally covenants:

                  (a) To use and occupy said Premises in a careful, clean, safe and proper manner, keeping said Premises and appurtenances, if any, in a clean and safe condition, according to the City Ordinances and the direction of any public authority during the term of this Lease at Lessee's sole expense. In the event that Lessee shall fail to do so following ten (10) days written notice thereof from Lessor, then Lessor may undertake to correct said condition, and any amounts paid by Lessor to make up any default on Lessee's part to fulfill Lessee's covenants

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herein written are hereby agreed and declared to be so much additional rent and shall be due thereafter under this Lease.

                  (b) Not to permit the transfer by operation of law of Lessee's interest in the Premises, acquired throughout this Lease and not to permit said Premises to be used for any unlawful purpose.

                  (c) Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment or on the Premises; and after the service of any notice or commence of any suit, or final judgment therein, Lessor may receive and collect any rent due, and such collections or receipt shall not operate as a waiver of, nor affect such notice, write or judgment.

                  (d) Not to allow the Premises to be used for any purpose or in any manner that will increase the insurance rate for hazard or fire thereon, nor permit said Premises to be used for any unlawful purpose or in any way that will disturb the operation of the business of other tenants in the building in which the Premises are located.

                  (e) This Lease shall not be assigned or sublet by Lessee without the express written consent of the Lessor, which consent shall not be unreasonably withheld. Notwithstanding any consent to any assignment of this Lease and/or consent to subletting of this Lease, Lessee shall continue to remain primarily liable for all of the terms and conditions contained herein during the entire term of this Lease.

MORTGAGE SUBORDINATION:
-----------------------

         18. This Lease shall, at the option of Lessor, be subject, subordinate and inferior in lien with respect to any institutional mortgage that may be placed on the land and building of which the Premises form a part and the recording of such mortgage shall be deemed prior in time to this Lease, irrespective to the date of the recording of such mortgage and Lessee will, upon demand, without cost, execute any instrument necessary to effectuate such subordination. If Lessee, within five (5) days after resubmission of such instrument, fails to execute same, Lessee is hereby authorized to execute same, as attorney-in-fact for Lessee.

DISCHARGE OF LIENS:
-------------------

         19. Lessee shall not do or suffer anything to be done whereby the land and building of which the Premises are a part may be encumbered by any liens of mechanics, laborers, or materialmen, chattel mortgages or any other liens and shall, whenever and as often as any such liens are filed against said land or building purporting to be for labor and/or material furnished or to be furnished to the Lessee, discharge the same of record within ten (10) days after the date of filing by payment, bonding or otherwise as provided by law. Lessee, upon reasonable notice and request in writing from Lessor shall also defend for the Lessor, at the Lessee's sole cost and expense, any action, suit or proceeding which may be brought on or for the enforcement of any such lien and will pay any such damages and satisfy and discharge any judgments entered in such action, suit, or proceeding and save harmless Lessor from any liability, claim or damages resulting therefrom. In the event of default of the Lessee procuring the discharge, as aforesaid, of any such lien, Lessor may, without further notice, procure the discharge thereof by bonding or payment or otherwise, and all costs and expenses to which Lessor may be put in obtaining such discharge shall be paid by Lessee as additional rent within ten (10) days after notice from Lessor of the amount due.

INSPECTION BY LESSOR:
---------------------

         20. The Lessor, its agents or contractors, shall have the right to enter upon the Premises at all reasonable times for the purpose of examining the condition of same and for the purpose of making such improvements and repairs as the Lessor shall deem necessary for the maintenance, safety and preservation of the Premises. Lessor shall conduct such inspection, maintenance and repair work in such a manner as to interfere as little as possible with the conduct of Lessee's business.

CONDITION OF PREMISES AT TERMINATION:
-------------------------------------

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         21. At the expiration of this Lease, by lapse of time or otherwise,
Lessee will quit and surrender the Premises in as good state and condition as they were when entered into, reasonable use and wear thereof excepted.

ESTOPPEL LETTER:
----------------

         22. Lessee shall furnish Lessor, upon request and immediately upon the delivery of the Premises to Lessee, a letter addressed to Lessor and Lessor's mortgagee or financial institution giving the following information:

                  (i) that the Premises have been satisfactorily accepted in their "as is" condition as of the date of such letter and that Lessee has accepted possession subject to the terms of the Lease;

                  (ii) the commencement date of this Lease and the expiration date of the Lease;

                  (iii)    the date when rent commenced or commences; and

                  (iv) that Lessee has opened for business within the Premises, if, in fact, Lessee has opened.

                  Failure of Lessee to provide Lessor, at the request of the Lessor's mortgagee or financial institution, such a letter as above described shall give Lessor the right to cancel this Lease upon five (5) days prior written notice to Lessee of any such cancellation, and Lessee shall remain liable to the Lessor for any damages sustained by Lessor because of such failure by Lessee.

HOLDING OVER:
-------------

         23. In the event Lessee remains in possession of the Premises after the termination date shown herein, no recognition by Lessor of a continued tenancy by accepting rent or otherwise shall be construed as creating a renewal term of the same duration as the term of this Lease or tenancy for one year of tenancy from year to year, but shall be deemed to be a tenancy from month to month only, governed in all things except as to the duration of the term by the terms of this Lease, unless a duly executed extension agreement in writing is entered into by and between Lessor and Lessee herein.

WAIVER:
-------

         24. No waiver of any condition or legal right or remedy shall be implied by the failure of Lessor to declare a forfeiture, or for any other reason and no waiver of any condition or covenant shall be valid unless it be in writing signed by the Lessor. No waiver of breach of any condition shall be claimed or pleaded by Lessee to excuse a future breach of the same condition or covenant or any other condition or covenant.

RECORDING:
----------

         25. This Lease shall not be recorded, but a short form Lease referring this Lease, describing the property herein demised, and giving the term of this Lease will be used for recording.

NOTICES:
--------

         26. Any notice or consent required to be given by or on behalf of either party to the other shall be in writing, and shall be given by mailing such notice or consent by registered or certified mail, addressed to the other party at the address hereinbelow specified, or at such other address as may be specified from time to time in writing by either party:

         TO LESSOR:        Richard M Osborne, Trustee
                           Post Office Box 1020
                           Mentor, Ohio 44061-1020

         TO LESSEE:        Great Lakes Bank

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                           7001 Center Street
                           Mentor, Ohio 44060
                                   Attn: Richard Flenner, President

LEASE INURES TO BENEFIT OF ASSIGNEES:
-------------------------------------

         27. The Lease and all the covenants, provisions and conditions herein contained shall inure to the benefit of and be binding on the heirs, personal representatives, successors and assigns respectively of the parties hereto, provided, however, that no assignment by, from through or under Lessee in violation of the provisions hereof shall vest in the assigns any right, title or interest whatever.

APPLICABLE LAWS AND CONSTRUCTION:
---------------------------------

         28. The laws of the State of Ohio shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provisions. The submission of this document for examination does not constitute an offer to lease, or a reservation of or option for the Premises and becomes effective only upon execution and delivery thereof by Lessor and Lessee. All negotiations, considerations, representation and understandings between the parties are incorporated herein, and may be modified or altered only by agreement in writing between the parties. The heading of the several articles contained herein are for convenience only and do not define, limit or construe the contents of such articles.

QUIET ENJOYMENT:
----------------

         29. Lessor hereby covenants and agrees that if Lessee shall perform all the covenants and agreements herein stipulated to be performed on Lessee's part, Lessor shall at all times during the continuance hereof have the peaceable and quiet enjoyment and possession of the Premises without any manner of let or hindrance from Lessor or any persons lawfully claiming the Premises.

CONSTRUCTION OF TERMS:
----------------------

         30. The use of any pronoun shall be read as masculine, feminine, or neuter, as the case may require, and the singular shall be construed as plural and vice versa, as the case may require herein.

REASONABLE CONSENT:
-------------------

         31. Wherever this Lease provided for or requires the consent of either party to any action or forbearance to act by the other party, it is agreed that the said consent shall not be unreasonably withheld.

OPTION TO RENEW:
----------------

         32. Provided that Lessee is not in default of any term or provision of this Lease at the time of exercise of this option to renew, or at any time thereafter prior to the commencement of the renewal term, Lessee shall have an Option to Renew this Lease one (1) time for a period of ten (10) years, hereinafter referred to as the "renewal term" beginning immediately after expiration of the initial term, upon the terms and conditions set forth in this Lease, except that the rental shall be modified and increased by a factor of ten percent (10%) added to the rent as stated in the Rental Section hereof. This Option to Renew shall be exercised by delivery of notice in writing by Lessee to Lessor not later than six (6) months prior to the expiration date of the initial term of this Lease.

ENTIRE AGREEMENT:
-----------------

         33. This Lease contains the entire agreement between the parties and shall not be modified in any manner unless by instrument in writing executed by the parties and their respective successors in interest.



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         IN WITNESS WHEREOF, the parties hereto set their hands to multiple counterparts hereof, each of which shall have the same force and effect as if the original, this lst day of May, 1997, as to the Lessor, and this 1st day of May, 1997, as to the Lessee.

                                              Lessor:

                                              RICHARD M OSBORNE TRUST
                                              Under Restated Agreement
                                              Dated 1/13/95

                                              By: /s/ Richard M Osborne Trustee
                                                  ------------------------------
                                                  Richard M Osborne, Trustee


                                              Lessee:

                                              GREAT LAKES BANK

                                              By: /s/ Richard T. Flenner, Jr.
                                                  ------------------------------
                                                  Richard Flenner, President









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